Brookstone Yield ETF

BAMY

a Series of Northern Lights Fund Trust IV

SUMMARY PROSPECTUS

September 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2026, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.brookstoneam.com.  You can also obtain these documents at no cost by calling 1-888-562-8880 or by sending an email request to investments@brookstonecm.com.  Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Brookstone Yield ETF (the “Fund”) seeks to provide current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.36%
Acquired Fund Fees and Expenses(1)	0.25%
Total Annual Fund Operating Expenses	1.26%
Fee Waiver and/or Expense Reimbursement(2)	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.95% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture after the recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$394	$686	$1,517
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed fund of funds that invests in a combination of income producing investment vehicles including dividend paying stocks, preferred stocks, junk bonds and fixed income securities through underlying funds, including closed end funds, and unaffiliated exchange traded funds (“ETFs”) purchased in the secondary market, and including ETFs that may use put and call options. Underlying funds are chosen based on their strategy, management style, yield or distribution, expense ratio, and liquidity. The strategy is designed to provide the adviser with wide flexibility in the relative weightings of each asset category and may change those weightings at any time. The weighting for any individual asset class depends on prevailing market conditions. The adviser uses both internal and external market research sources to inform, guide, and make investment decisions. The adviser has discretion to determine how the portfolio is constructed with the goal of being flexible to a wide variety of market conditions while pursuing the Fund’s investment objective. The Fund may have greater exposure to certain sectors than others.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect investments through ETFs.

The following describes the risks of investing in the Fund. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which shares will trade at premiums or discounts to NAV. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of shares and failure to achieve its investment objective.

Credit Risk. The issuer of a security and other instrument may not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

ETF Structure Risk. The Fund and each Underlying Fund are structured as ETFs and as a result the Fund is subject to special risks, including:

•	Not Individually Redeemable. The Fund’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the Fund only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by Exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
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o	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Fixed Income Risk. When the Underlying Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Underlying Fund, possibly causing the Share price and total return to be reduced and fluctuate more than other types of investments.

Fluctuation of NAV Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The Fund takes positions in ETFs that invest in U.S. Treasuries. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Junk Bonds Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Share price.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs or trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, an Underlying Fund may lose money if the value of the refence index or security falls below the strike price. As the seller (writer) of a call option, an Underlying Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Portfolio Turnover Risk. A higher portfolio turnover will result in higher transaction and brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.brookstoneam.com or by calling toll-free 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2025	5.40%
Worst Quarter:	1st Quarter 2025	(0.15)%

The Fund’s year-to-date return as of the most recent calendar quarter, which ended June 30, 2026 was 1.58%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (9/27/23)
Return before taxes	12.85%	13.13%
Return after taxes on distributions	9.75%	9.74%
Return after taxes on distributions and sale of Fund shares	7.69%	8.64%
Bloomberg U.S. Aggregate Bond Index*	7.30%	6.91%
Bloomberg U.S. Corporate High Yield Index**	8.62%	10.85%
*	The Bloomberg U.S. Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.
**	The Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indices. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Brookstone Asset Management, LLC.

Portfolio Manager: The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:

Mark W. DiOrio, CFA, Chief Investment Officer

Dean Zayed, LLM, CFP, Chief Executive Officer

Darryl Ronconi, President & Chief Operating Officer

Matt Lovett, Chief Compliance Officer

Alex Bobin, CFA, Director of Portfolio Strategy

Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in September 2023.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads can be found on the Fund’s website at www.brookstoneam.com.

Tax Information: The Fund’s distributions are generally taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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